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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               Loudcloud, Inc.
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             (Exact name of Registrant as specified in its charter)

                 Delaware                               94-3340178
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(State of incorporation or organization)          (IRS Employer I.D. No.)

                599 N. Mathilda Avenue, Sunnyvale, CA  94085
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                    (Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

                                    None
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates (if applicable): 333-46606

Securities to be registered pursuant to Section 12(g) of the Act:

                  Common Stock, $0.001 par value per share
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Item 1.  Description of Registrant Securities to be Registered
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         Incorporated by reference to the section entitled "Description of
         Capital Stock" contained in Registrant's Registration Statement on Form S-1 (File No. 333-46606), as originally filed or subsequently amended (the "S-1 Registration Statement"), which S-1 Registration Statement was originally filed with the Securities and Exchange Commission on September 26, 2000.

Item 2.  Exhibits
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         The following exhibits are filed as a part of this registration statement:

         2.1(1) Amended and Restated Certificate of Incorporation of the Registrant, as currently in effect.

         2.2(2) Amended and Restated Certificate of Incorporation, to be effective upon consummation of the Registrant's initial public offering of shares of its common stock pursuant to the S-1 Registration Statement.

         2.3(3)  Bylaws of the Registrant, as amended to date.

         2.4(4) Amended and Restated Bylaws of the Registrant, to be effective upon consummation of the Registrant's initial public offering of shares of its common stock pursuant to the S-1 Registration Statement.

(1) Incorporated by reference to Exhibit 3.1 to the S-1 Registration Statement.
(2) Incorporated by reference to Exhibit 3.2 to the S-1 Registration Statement.
(3) Incorporated by reference to Exhibit 3.3 to the S-1 Registration Statement.
(4) Incorporated by reference to Exhibit 3.4 to the S-1 Registration Statement.

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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date:  February 20, 2001                LOUDCLOUD, INC.

                                        By:  /s/ Charles J. Katz, Jr.
                                             ---------------------------------
                                             Charles J. Katz, Jr.
                                             Executive Vice President of
                                             Corporate Affairs and Secretary

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                               Index to Exhibits
                               -----------------

     2.1  Amended and Restated Certificate of Incorporation...................................  Incorporated by
                                                                                                Reference

     2.2  Amended and Restated Certificate of Incorporation, to be effective upon               Incorporated by
          consummation of the Registrant's initial public offering............................  Reference

     2.3  Bylaws of the Registrant............................................................  Incorporated by
                                                                                                Reference

     2.4  Amended and Restated Bylaws of the Registrant, to be effective upon consummation of   Incorporated by
          the Registrant's initial public offering............................................  Reference

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